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                                                                    EXHIBIT 23.8

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the registration statement on Form S-1 (File No. 33-60403) of our report dated October 23, 1996, on our audits of the financial statements of Force Five, Inc. We also consent to the reference to our firm under the caption "Experts."


                                /s/ COOPERS & LYBRAND L.L.P.

Dallas, Texas
February 3, 1997